VIEW SYSTEMS, INC.

2010 SERVICE PROVIDER STOCK COMPENSATION PLAN

1. PURPOSE

The View Systems, Inc. 2010 Service Provider Stock Compensation Plan (the “Plan”) is intended to promote the interests of View Systems, Inc., a Nevada corporation (the “Company”), and any Subsidiary, by offering those officers, directors, employees and consultants or advisors of the Company or any Subsidiary who assist in the development and success of the business of the Company or any Subsidiary, the opportunity to be compensated for their services in the form of Company stock in lieu of payment in cash.

2. DEFINITIONS

For purposes of interpreting the Plan, the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2 “Award” means a grant of Common Stock under the Plan.

2.3 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.6 “Committee” means a committee of two or more Directors of the Company, appointed by the Board, to administer and interpret the Plan; provided that the term “Committee” will refer to the Board during such times as no committee is appointed by the Board.

2.7 “Common Stock” means View Systems, Inc. common stock, $.001 par value.

2.8 “Company” means View Systems, Inc., a Nevada corporation.

2.9 “Effective Date” means June 1, 2010, the date the Plan was approved by the Board.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.11 “Grantee” means a person who receives or holds an Award under the Plan.

2.12 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.13 “Plan” means this View Systems, Inc. 2010 Service Provider Stock Compensation Plan.

2.14 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.15 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.16 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser (for whom stock compensation will be issued only in the name of the consultant’s or adviser’s individual name) currently providing bona fide services to the Company or an Affiliate.

2.17 “Shares” means shares of Common Stock awarded under this Plan subject to no conditions.

2.18 “Stock” means the Common Stock, par value $0.01 per share, of View Systems, Inc.

2.19 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3. ADMINISTRATION OF THE PLAN

3.1. Committee.

The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation, as amended, and by-laws and applicable law. Except as the Board may otherwise determine, the Committee appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange on which the Common Stock is listed, if applicable. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company’s certificate of incorporation, as amended, and by-laws and applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

3.2. Board.

The Board shall have the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, consistent with the certificate of incorporation, as amended, and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Committee, such action may be taken or such determination may be made by the Board.

The Board may also appoint one or more separate Committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not executive officers (as defined under Rule 3b-7 of the Exchange Act) or directors of the Company, may grant, cancel or suspend Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards subject to the requirements of Section 162(m) of the Code, Rule 16b-3.

3.3. Terms of Awards.

The Company or any Subsidiary will recommend to the Committee persons to whom shares may be awarded.  Subject to Section 5 and the other provisions of this Plan, the Committee may award to Grantee’s Shares, and shall have full and final authority to:

(i) designate Grantees,

(ii) determine the number of shares to be subject to an Award,

(iii) determine the time or times at which awards shall be granted,

(iv) determine whether shares may be issued for past, present, or prospective services,

(v) amend, modify, or supplement the terms of any outstanding Award, and

(vi) interpret the Plan and make all determinations necessary or advisable for its administration.

Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

3.4. No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4. STOCK SUBJECT TO THE PLAN

4.1. Number of Shares Available for Awards.

The stock that may be awarded pursuant to this Plan shall be shares of Common Stock.  When shares of Common Stock are awarded, the Company may award authorized but unissued Common Stock, or the Company may award issued Common Stock held in its treasury.  The total number of shares of Common Stock, which may be granted under the Plan, shall not exceed fifty million (50,000,000) shares in the aggregate.

4.2. Adjustments in Authorized Shares.

The number of shares of Stock reserved pursuant to Section 4 shall be adjusted proportionally to reflect, subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.  Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of shares available under the Plan, subject to applicable stock exchange requirements.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

4.3. Share Usage.

Shares covered by an Award shall be counted as used as of the grant date.

If any shares covered by an Award granted under the Plan are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 9.6.

4.4. No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

 5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Awards made hereunder shall be null and void and of no effect.

5.2. Term.

This Plan shall expire on June 1, 2020.

5.3. Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange requirements.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the Grantee’s rights or obligations under any Award previously granted under the Plan.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers.

Subject to this Section 6, Awards may be made under the Plan to any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Service Provider because the nature of the Services that the Service Provider is providing to the Company is consistent with the instructions governing the use of Form S-8, including the SEC interpretive Releases pertaining to Form S-8, then in effect.  No Award under the Plan may be made for Services provided in connection with the offer or sale of securities in a capital-raising transaction or for Services that directly or indirectly promote or maintain a market for the Company’s securities.

6.2. Successive Awards and Substitute Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Grant of Share Awards.

No Shares shall be awarded unless the Company (in the judgment of the Committee) has received from the Grantee either (a) a full performance of the services for which the Shares are being awarded, or (b) (i) a partial performance of the services for which the Shares are being awarded and the value of such partial performance (in the judgment of the Committee) equals or exceeds the aggregate par value of the Shares to be awarded and (ii) a binding obligation from the Grantee to provide in the future the remainder of the services for which the Shares are being awarded.

6.4. Listing and Registration of Shares.

The Company may, in its reasonable discretion, postpone the issuance and/or delivery of any shares of Common Stock awarded pursuant to this Plan until completion of stock exchange listing, or registration, or other qualification of such shares under any law, rule or regulation.

6.5. Designation of Beneficiary.

A Grantee may, with the consent of the Committee designate a person or persons to receive, in the event of death, any shares of Common Stock to which such Grantee would then be entitled pursuant to this Plan.  Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Grantee. If a Grantee fails effectively to designate a beneficiary, then such Grantee's estate will be deemed to be the beneficiary.

7. AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8. REQUIREMENTS OF LAW

8.1. General.

The Company shall not be required to issue any shares of Stock under any Award if the issuance of such shares would constitute a violation by the Grantee or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares hereunder, no shares of Stock may be issued to the Grantee pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award.  Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.

8.2. Approvals.

The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required.

8.3. Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

9. GENERAL PROVISIONS

9.1. Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

9.2. No Right of Association.

Neither the action of the Company in establishing this Plan, nor any action taken by the Board or the Committee or any Subsidiary, nor any provision of the Plan itself, shall be construed to limit in any way the right of the Company to terminate a Grantee's association with the Company at any time.

9.3. Plan Not a Trust.

Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Grantee, the executor, administrator or other personal representative, or designated beneficiary of such Grantee, or any other persons.

9.4. Notices.

Each Grantee shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of Common Stock pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if addressed to the person to be notified at such address given to the Committee by such person and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Grantee furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

9.5. Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock compensation otherwise than under the Plan.

9.6. Withholding Taxes.

The Company or any Subsidiary or Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee, any federal, state, or local taxes of any kind required by law to be withheld with respect to an Award under the Plan.  Whenever under the Plan Common Stock is to be delivered, the Committee shall be entitled to require as a condition of delivery that the Grantee remit or provide for the withholding of an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

9.7. Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

9.8. Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

9.9. Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

9.10. Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

9.11. Enforcement of Rights.

In the event the Company or a Grantee is required to bring any action to enforce the terms of this Plan, the prevailing party shall be reimbursed by the non-prevailing party for all costs and fees, including actual attorney fees, for bringing and pursuing such action.

9.12. Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Nevada, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

END OF DOCUMENT